Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. § 1350

I, Ashutosh Roy, the Chief Executive Officer of eGain Corporation (the “Company”), certify pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

(i)	the Quarterly Report on Form 10-Q of the Company for the period ending December 31, 2021 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ashutosh Roy
Ashutosh Roy
Chief Executive Officer

February 7, 2022